EXHIBIT A:


                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                ----------------


         THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of April 19, 1996, by and among PILGRIM AMERICA GROUP, INC., a Delaware corporation (the "Company"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

         WITNESSETH THAT:

         WHEREAS, the Company and the Bank are parties to a Credit Agreement dated as of April 28, 1995, as amended by the First Amendment to Credit Agreement dated as of May 31, 1995 and the Second Amendment to Credit Agreement dated as of August 28, 1995 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Company and the Bank have agreed to further amend the Credit Agreement upon the terms and conditions herein set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Certain Defined Terms.  Unless otherwise defined herein,  each
capitalized  term  used herein shall have the meaning  ascribed   thereto in the
Credit Agreement.

         2. Amendment to Credit Agreement. The Credit Agreement is amended as follows:

                  (a) Sections 6.16,  6.17,  6.18, 6.19, 6.20, 6.21 and 6.22 are
         deleted in their entirety, and the following are substituted therefor:

                  Section 6.16 Leverage Ratio. The Borrower will not permit the Leverage Ratio to be more than 1.0 to 1.0 at any time.

                  Section 6.17 Cash Flow Leverage Ratio. The Borrower will not permit the Cash Flow Leverage Ratio, as of the last day of any month beginning with September 30, 1997, to be more than 4.0 to 1.0.

                  Section 6.18 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio, as of the last day of any month beginning with September 30, 1997, for the Measurement Period ending on that date, to be less than 1.50 to 1.00.

                  Section 6.19 Minimum Cash Balances and Cash Equivalents. The Borrower will not permit the sum of Cash Balances and Cash Equivalents to be less than zero at any time.

                  Section 6.20 Minimum Fund Balances. The Borrower will not permit the sum of the Net Asset Values of all Advisory Funds at any time to be less than the greater of (a) $1,250,000,000 or (b) ninety percent of the sum of such Net Asset Values at the end of the most recently

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
         completed fiscal quarter (or, in the case of a measurement at the end of any fiscal quarter, the preceding fiscal quarter).

                  Section 6.21 EBITDA Margin. The Borrower will not permit the EBITDA Margin, as the last day of any month beginning with September 30, 1997, for the Measurement Period ending on that date, to be less than 25.0%.

                  Section 6.22 Loss Limitation. The Borrower and its Subsidiaries, on a consolidated basis, shall not as at the end of any month through December, 1995 have a cumulative net loss for the period from the Acquisition Date through the end of such month of more than $2,000,000. In addition, the Borrower and its Subsidiaries, on a consolidated basis, shall not as at the end of any month during the Borrower's fiscal year ending September 30, 1996 have cumulative negative EBITDA of more than $1,500,000 for the period from the beginning of such fiscal year through the end of such month.

                  (b) A new Section 6.24 is added to the Agreement, which reads as follows:

                  Section 6.24 FY 1997 EBITDA. The Borrower and its Subsidiaries, on a consolidated basis, shall at each date set forth below have cumulative positive EBITDA for the period from October 1, 1996 through such date of not less than the amount set forth below opposite such date:

                       Date                       Cumulative FYTD EBITDA
                       -------------------------------------------------

                  December 31, 1996                              $  250,000
                  March 31, 1997                                 $1,500,000
                  June 30, 1997                                  $3,000,000
                  September 30, 1997                             $5,000,000


         3. Waiver. The Company has informed the Bank that it has failed to comply with the Minimum EBITDA Margin requirement of Section 6.21 for certain Measurement Periods ended on or before March 31, 1996. The Company has requested that the Bank waive such failure to comply with Section 6.21. The Bank hereby waives the Company's failure to comply with the requirement described above for the periods set forth above. The foregoing waiver is limited to the express terms thereof, and shall not be construed as a waiver by the Bank of any other term, condition, representation or covenant applicable to the Company under the Credit Agreement or any other Loan Document. The Bank reserves all rights and remedies available to it under the Credit Agreement, the Loan Documents and applicable law with respect to any Default or Event of Default that may now exist or may hereafter arise.

         4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Bank shall have received this Amendment, duly executed by the Company, provided the following conditions are satisfied:

                  (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of such agreement.

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
                  (b) After giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing.

                  (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since April 28, 1995.

                  (d) The Company shall have paid to the Bank the amendment fee required pursuant to Section 8.2 of the Credit Agreement.

                  (e) The Bank shall have received the Acknowledgments attached hereto duly executed by Express America Holdings Corporation, Pilgrim America Securities, Inc., and Pilgrim America Investments, Inc.

         5. Acknowledgments. The Company and the Bank acknowledge that, as amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Bank, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment, except as otherwise disclosed in writing to the Bank. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment by the Company is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally) and (iii) the conditions set forth in paragraphs 4(a), 4(b) and 4(c) of this Amendment have all been satisfied.

         6.       General.

                  (a) The Company  agrees to reimburse  the Bank upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Bank harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

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
                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the day and year first above written.

                                       PILGRIM AMERICA GROUP, INC.


                                       By  /s/
                                         --------------------------

                                         Its__________________________



                                       FIRST BANK NATIONAL
                                         ASSOCIATION


                                       By   /s/
                                         -----------------------------

                                         Its__________________________

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
         THE UNDERSIGNED, EXPRESS AMERICA HOLDINGS CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT OR WORDS OF SIMILAR IMPORT CONTAINED IN THE PLEDGE AGREEMENT DATED AS OF APRIL 28, 1995 (THE "PLEDGE AGREEMENT") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE PLEDGE OF THE STOCK OF PILGRIM AMERICA GROUP, INC. AND ITS OTHER OBLIGATIONS UNDER THE PLEDGE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 4 OF THE PLEDGE AGREEMENT ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT, (4) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT AND THE OBLIGATIONS OR WORDS OF SIMILAR IMPORT CONTAINED IN THE GUARANTY DATED AS OF APRIL 28, 1995 (THE "GUARANTY") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (5) CONFIRMS THAT ITS OBLIGATIONS UNDER THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (6) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 16 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                   EXPRESS AMERICA HOLDINGS
                                   CORPORATION


                                   By    /s/
                                     ---------------------------

                                     Its________________________


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
         THE UNDERSIGNED, PILGRIM AMERICA INVESTMENTS, INC., HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT OR WORDS OF SIMILAR IMPORT CONTAINED IN THE SECURITY AGREEMENT DATED AS OF APRIL 28, 1995 (THE "SECURITY AGREEMENT") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE SECURITY INTEREST IN THE ASSETS OF THE UNDERSIGNED AND ITS OTHER OBLIGATIONS UNDER THE SECURITY AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 23 OF THE SECURITY AGREEMENT ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT, (4) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT AND THE OBLIGATIONS OR WORDS OF SIMILAR IMPORT CONTAINED IN THE GUARANTY DATED AS OF APRIL 28, 1995 (THE "GUARANTY") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (5) CONFIRMS THAT ITS OBLIGATIONS UNDER THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (6) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 16 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                      PILGRIM AMERICA INVESTMENTS,
                                      INC.


                                      By  /s/
                                        --------------------------
                                        Its_______________________

         THE UNDERSIGNED, PILGRIM AMERICA SECURITIES, INC., HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT OR WORDS OF SIMILAR IMPORT CONTAINED IN THE SECURITY AGREEMENT DATED AS OF APRIL 28, 1995 (THE "SECURITY AGREEMENT") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE SECURITY INTEREST IN THE ASSETS OF THE UNDERSIGNED AND ITS OTHER OBLIGATIONS UNDER THE SECURITY AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 23 OF THE SECURITY AGREEMENT ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                      PILGRIM AMERICA SECURITIES,
                                      INC.


                                      By  /s/
                                        --------------------------

                                        Its_______________________


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